Exhibit 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR PROVINCE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY CANADIAN NATIONAL OR PROVINCIAL SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR ANY CANADIAN NATIONAL OR PROVINCIAL SECURITIES LAW OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY CANADIAN NATIONAL OR PROVINCIAL SECURITIES LAW AND IN ACCORDANCE WITH APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JULY 15, 2015, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

Date of Issuance: July 15, 2015

$n

YAPPN CORP.

12% SECURED DEBENTURE

DUE DECEMBER 31, 2015

THIS DEBENTURE is a duly authorized and issued 12% Secured Debenture of Yappn Corp., a Delaware corporation, having a principal place of business at 1001 Avenue of the Americas, 11th Floor, New York, NY 10018 (the "Company"), designated as its 12% Secured Debenture, due December 31, 2015 (the "Debenture").

FOR VALUE RECEIVED, the Company promises to pay to n or his registered assigns (the "Holder"), the principal sum of n Dollars ($n) on December 31, 2015 or such earlier date as the Debenture is required or permitted to be repaid as provided hereunder (the "Maturity Date"), and to pay interest to the Holder on the aggregate outstanding principal amount of this Debenture at the rate of 12% per annum, payable on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day).

This Debenture is derived from a Subscription Agreement between the Holder and the Company (the “Subscription Agreement”) dated July _____, 2015 and incorporates the terms and conditions contained in the Subscription Agreement by reference. The lead Debenture Holder shall be Winterberry Investments Inc. (“Winterberry” or the “Lead Debenture Holder”), including with respect to the covenants of the Company, default by the Company and the remedies of the Holder. The Debentures shall, however, rank equally with one another.

Prior to December 31, 2015, the Debentures and all accrued interest shall become immediately due and payable upon written notice being provided by Winterberry to the Company in any of the following circumstances:

(i)	at any time after September 15, 2015, if any of the following have not been completed on or before September 15, 2015:

(a)	the Closing, as defined in an Asset Purchase Agreement dated July 6, 2015 entered into among the Company, Intertainment Media Inc. (“Intertainment”), Ortsbo Inc. and Winterberry (the “Definitive Agreement”);

(b)	a consolidation of the outstanding common shares of the Company on a 1 for 10 basis; or

(c)	a consolidation of the outstanding common shares of Intertainment on a 1 for 10 basis; or

(ii)	upon completion of an equity financing by the Company of an aggregate minimum amount of $10 million.

THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS DEBENTURE TOGETHGER WITH ALL ACCRUED INTEREST WITHOUT THE PRIOR WRITTEN CONSENT OF THE HOLDER.

This Debenture is subject to the following additional provisions:

Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same, subject to regulatory requirements. No service charge will be made for such registration of transfer or exchange.

Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Subscription Agreement. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Any payment hereunder will be paid to the Holder in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the “Debenture Register”). Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Holder in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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Section 3. Events of Default.

(a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i) any default in the payment of the principal of, interest (including Late Fees) on, or liquidated damages in respect of, any Debentures, free of any claim of subordination, as and when the same shall become due and payable which default is not cured, if possible to cure, within 10 days of notice of such default sent by the Lead Debenture Holder;

ii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

iii) the Company breaches any covenant in the Subscription Agreement or hereunder, which breach is not cured, if possible to cure, within 10 days of notice of such breach sent by the Lead Debenture Holder.

(b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash.

Section 4. Negative Covenants.

This Debenture contains the following covenants of the Company satisfactory to Winterberry:

(a) that the Company will not, and will not permit any of its subsidiaries to, directly or indirectly, issue, incur, guarantee, assume, become liable, contingently or otherwise, with respect to or otherwise become responsible for the payment of any indebtedness except in the ordinary course of business;

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(b) the Company will not, and will not permit any of its subsidiaries to, make payment of any dividend or other distribution in respect of such corporation’s capital stock, purchase, redeem, or otherwise acquire or retire for value any capital stock, option, warrant, or any other right to acquire shares of capital stock of such corporation, make any principal payment on, or purchase, repurchase, redeem or otherwise acquire retire for value prior to any scheduled maturity or scheduled repayment of any indebtedness which is subordinated in right of payment to the Debentures;

(c) that the Company will not, and will not permit any of its subsidiaries to, sell any asset of such corporation except on conditions acceptable to Winterberry or except in the ordinary course of business;

(d) that the Company will not, and will not permit any of its subsidiaries to, create, incur, assume or suffer to exist any liens upon any of their respective properties securing any indebtedness of the Company or the subsidiaries unless such indebtedness is expressly subordinated to the Debentures;

(e) that the Company will not amalgamate, consolidate or merge with any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof ("Person") or convey, transfer or lease all or substantially all of its assets to any Person, except on conditions acceptable to Winterberry or in the ordinary course of business;

(f) that the Company will not, and will not permit any of subsidiaries to, enter into any sale/leaseback transaction except on conditions acceptable to Winterberry;

(g) that the Company will not, and will not permit any of subsidiaries to, issue any securities in the capital stock of such corporation, except pursuant to currently outstanding rights to convert and warrants, the issuance of incentive stock options or Shares upon exercise of such options, issued in accordance with the Company’s stock option plan or securities issued for the purpose of payment of the principal amount of the Debentures.

Section 5. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (b) the following terms shall have the following meanings:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

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"Common Stock" means the common stock, $.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

Section 6. The Debentures shall be secured and supported by a first security interest in all of the assets and undertakings of the Company and its subsidiaries.

Section 7. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holder, amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder.

Section 8. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Section 9. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Subscription Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

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Section 10. Except as expressly set forth in any security agreement securing the obligations under this Debenture, all questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof and each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transaction contemplated herein (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

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Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

IN WITNESS WHEREOF, the Company has caused this 12% Secured Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

YAPPN CORP.

By:
Name:	David Lucatch
Title:	Chief Executive Officer

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